
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL American  Properties  Fund,  Inc. and  Subsidiaries at December 31,
1999,  and its statement of operations  for the year then ended and is qualified in its entirety by reference to the Form 10-K of CNL American  Properties  Fund,
Inc. and Subsidiaries for the year ended December 31, 1999.
</LEGEND>

<PERIOD-TYPE>                   year
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   DEC-31-1999
<CASH>                                         46,011,592
<SECURITIES>                                   75,806,738
<RECEIVABLES>                                  5,989,626
<ALLOWANCES>                                   2,660,069
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         695,952,940
<DEPRECIATION>                                 14,742,596
<TOTAL-ASSETS>                                 1,138,192,793
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       434,958
<OTHER-SE>                                     671,779,146
<TOTAL-LIABILITY-AND-EQUITY>                   1,138,192,793
<SALES>                                        0
<TOTAL-REVENUES>                               75,500,597
<CGS>                                          0
<TOTAL-COSTS>                                  105,557,330
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             10,205,197
<INCOME-PRETAX>                                (49,837,334)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (49,837,334)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (49,837,334)
<EPS-BASIC>                                  (1.26)
<EPS-DILUTED>                                  (1.26)

<F1>Due to the nature of its industry,  CNL American  Properties  Fund, Inc. and
Subsidiaries has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

